Exhibit 99.1

News Release

Media Contact:Ron RogersInvestor Contact:Scott Gleason

(801) 584-3065(801) 584-1143

rrogers@myriad.comsgleason@myriad.com

Myriad Genetics Reports Fiscal Third-Quarter 2019 Financial Results

•	Total Third-Quarter Revenues of $216.6 Million, Up 18 Percent
•	Third-Quarter Diluted EPS of $0.09 and Adjusted EPS of $0.46, Up 35 Percent

SALT LAKE CITY, May 7, 2019 – Myriad Genetics, Inc. (NASDAQ: MYGN, “Myriad” or the “Company”), a global leader in personalized medicine, today announced financial results for its fiscal third-quarter 2019, provided an update on recent business highlights, updated its fiscal year 2019 financial guidance, and provided fiscal fourth-quarter 2019 financial guidance.

"During the fiscal third-quarter we once again saw meaningful year-over-year growth in our hereditary cancer business, continued strong volume trends with our prenatal and GeneSight® tests and posted one of the most profitable quarters in the history of the company,” said Mark C. Capone, president and CEO, Myriad Genetics. “We continue to advance our diversification efforts with new products representing more than 76 percent of overall volume.  With ongoing volume growth and expanding reimbursement, we remain highly optimistic about our future growth prospects.”

Financial Highlights

The following table summarizes the financial results for the fiscal third-quarter 2019:

Revenue
	Fiscal Third-Quarter
($ in millions)	2018	2017	% Change
Molecular diagnostic testing revenue
Hereditary Cancer	$117.6	113.1	4%
GeneSight®	29.6	30.4	(3%)
Prenatal	30.6	—	NM
Vectra®	11.3	15.0	(25%)
Prolaris®	6.9	6.4	8%
EndoPredict®	2.8	2.3	22%
Other testing revenue	1.7	2.1	(19%)
Total molecular diagnostic testing revenue	200.5	169.3	18%
Pharmaceutical and clinical service revenue	16.1	13.8	17%
Total Revenue	$216.6	$183.1	18%

Income Statement
	Fiscal Third-Quarter
($ in millions)	2018	2017	% Change
Total Revenue	$216.6	183.1	18%
Gross Profit	168.0	139.0	21%
Gross Margin	77.6%	75.9%
Operating Expenses	162.1	125.2	29%
Operating Income	5.9	13.8	(57%)
Operating Margin	2.7%	7.5%
Adjusted Operating Income	37.6	32.0	17%
Adjusted Operating Margin	17.4%	17.5%
Net Income	6.9	9.1	(24%)
Diluted EPS	$0.09	$0.13	(31%)
Adjusted EPS	$0.46	$0.34	35%

Business Highlights

•	Hereditary Cancer
o	Year-over-year revenue growth reached four percent, the highest in the last five fiscal years.
o	Achieved ninth consecutive quarter of year-over-year hereditary cancer testing volume growth and sixth consecutive quarter with stable hereditary cancer pricing.
o	The American Society of Breast Surgeons expanded hereditary cancer testing guidelines to all breast cancer patients.
o	Data presented at the American College of Obstetrics and Gynecology meeting from a large clinical study showed that 23 percent of women met National Comprehensive Cancer Network Guidelines for hereditary cancer screening, substantially higher than previously estimated.
•	GeneSight
o	Test volume increased 19 percent year over year.
o

Signed agreement with Kroger Prescription Plans to cover GeneSight as a medical benefit for Kroger Prescription Plans employer group clients and to launch a pharmacy medical management intervention in Kroger stores.

•	Prenatal Testing
o	Test volume grew seven percent sequentially following the integration of the Counsyl and Myriad women’s health sales teams.
o	Announced in-network agreement with UnitedHealthcare effective April 1, 2019.
o	Launched expanded aneuploidy screening for Prequel™ non-invasive prenatal screening test for all 23 chromosome pairs increasing sensitivity by 30 percent.
o

Presented data at the American College of Medical Genetics meeting from a 58,000 patient study demonstrating that the Prequel test was highly accurate below a four percent fetal fraction cutoff and that the inclusion of a cutoff did not improve test accuracy.

o	Published an expanded carrier screening study in Genetics in Medicine, demonstrating that 38 genes in the Foresight® test met all panel inclusion criteria commonly recommended in medical guidelines.
•	Prolaris®
o	Fiscal third-quarter revenue increased eight percent year-over-year to $6.9 million.
o

Received positive medical policy decisions from Blue Cross Blue Shield of Kansas, SmartHealth, Blue Cross Blue Shield of Northeastern New York, and Blue Cross Blue Shield of Western New York, thereby increasing coverage to 27 million commercial lives in the United States.

•	EndoPredict
o	Fiscal third-quarter revenue increased 22 percent year-over-year to $2.8 million.
o

New publication in Breast Cancer Research and Treatment found that the EndoPredict test accurately predicts the magnitude of chemotherapy benefit in women with ER-positive, HER2-negative breast cancer.

•	Companion Diagnostics

o	Submitted the first module of premarket approval application (PMA) for myChoice HRD® CDx as a companion diagnostic for GlaxoSmithKline’s PARP inhibitor, niraparib, in ovarian cancer patients.
o

Announced new data showing BRACAnalysis® CDx successfully identified patients with pancreatic cancer who benefitted from olaparib in AstraZeneca’s POLO study. Myriad intends to file a supplementary PMA to the U.S. Food and Drug Administration for BRACAnalysis CDx as a companion diagnostic for olaparib in patients with pancreatic cancer.

o	Expanded research collaboration with Merck and AstraZeneca to provide BRACAnalysis CDx testing for patients with metastatic castrate resistant prostate cancer.
o	Received approval from the Japanese Ministry of Health Labour and Welfare for BRACAnalysis CDx as a companion diagnostic for olaparib in first-line ovarian cancer patients.
•	myPath® Melanoma
o	Received positive final local coverage decision from Noridian Healthcare Solutions for myPath Melanoma.

Fiscal Year 2019 and Fiscal Fourth-Quarter 2019 Financial Guidance

Below is a table summarizing Myriad’s fiscal year 2019 and fiscal fourth-quarter 2019 financial guidance:

	Revenue	GAAP Diluted Earnings Per Share	Adjusted Earnings Per Share
Fiscal Year 2019	$856 million	$0.28	$1.74
Fiscal Fourth-Quarter 2019	$220 million	$0.16	$0.48

Myriad’s fiscal year 2019 and fourth-quarter 2019 adjusted earnings per share guidance excludes the impact of stock based compensation expense, non-cash amortization associated with acquisitions and certain non-recurring expenses. These projections are forward-looking statements and are subject to the risks summarized in the safe harbor statement at the end of this press release.  The Company will provide further details on its business outlook during the conference call today and discuss the fiscal second-quarter financial results and fiscal year 2019 financial guidance.

Conference Call and Webcast

A conference call will be held today, Tuesday, May 7, 2019, at 4:30 p.m. EDT to discuss

Myriad’s financial results for the fiscal third-quarter, business developments and financial guidance.  The dial-in number for domestic callers is 1-800-908-1487.  International callers may dial 1-303-223-0120.  All callers will be asked to reference reservation number 21920022.  An archived replay of the call will be available for seven days by dialing (800) 633-8284 and entering the reservation number above.  The conference call along with a slide presentation will also will be available through a live webcast at www.myriad.com.

About Myriad Genetics

Myriad Genetics Inc., is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics.  Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs.  Myriad is focused on five strategic imperatives:  building upon a solid hereditary cancer foundation, growing new product volume, expanding reimbursement coverage for new products, increasing RNA kit revenue internationally and improving profitability with Elevate 2020.  For more information on how Myriad is making a difference, please visit the Company's website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice HRD, EndoPredict, Vectra, GeneSight, riskScore Prolaris, ForeSight and Prequel are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

MYRIAD GENETICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (Unaudited)
(in millions, except per share amounts)
	Three months ended		Nine months ended
	March 31,		March 31,
	2019	2018	2019	2018
Molecular diagnostic testing	$200.5	$169.3	$592.5	$509.7
Pharmaceutical and clinical services	16.1	13.8	43.2	40.1
Total revenue	216.6	183.1	635.7	549.8
Costs and expenses:
Cost of molecular diagnostic testing	40.3	36.8	126.6	110.7
Cost of pharmaceutical and clinical services	8.3	7.3	23.8	20.7
Research and development expense	21.5	18.5	65.0	53.1
Change in the fair value of contingent consideration	—	(1.2)	1.4	(61.3)
Selling, general, and administrative expense	140.6	107.9	405.7	322.3
Total costs and expenses	210.7	169.3	622.5	445.5
Operating income	5.9	13.8	13.2	104.3
Other income (expense):
Interest income	0.7	0.5	2.3	1.2
Interest expense	(3.2)	(0.5)	(8.8)	(2.2)
Other	(0.1)	(0.5)	1.0	(1.3)
Total other expense:	(2.6)	(0.5)	(5.5)	(2.3)
Income before income tax	3.3	13.3	7.7	102.0
Income tax provision	(3.6)	4.3	(1.0)	(16.7)
Net income	$6.9	$9.0	$8.7	$118.7
Net loss attributable to non-controlling interest	—	(0.1)	(0.1)	(0.2)
Net income attributable to Myriad Genetics, Inc. stockholders	$6.9	$9.1	$8.8	$118.9
Earnings per share:
Basic	$0.09	$0.13	$0.12	$1.72
Diluted	$0.09	$0.13	$0.12	$1.66
Weighted average shares outstanding:
Basic	73.3	69.8	73.5	69.2
Diluted	74.9	72.4	76.4	71.7

	March 31,	June 30,
ASSETS	2019	2018
Current assets:
Cash and cash equivalents	$84.9	$110.9
Marketable investment securities	64.8	69.7
Prepaid expenses	11.3	9.4
Inventory	31.9	34.3
Trade accounts receivable	142.6	99.5
Prepaid taxes	3.0	—
Other receivables	4.4	3.8
Total current assets	342.9	327.6
Property, plant and equipment, net	58.7	43.2
Long-term marketable investment securities	40.3	30.7
Intangibles, net	699.5	455.2
Goodwill	415.9	318.6
Total assets	$1,557.3	$1,175.3
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$24.1	$26.0
Accrued liabilities	78.8	68.3
Short-term contingent consideration	3.7	5.3
Deferred revenue	2.3	2.6
Total current liabilities	108.9	102.2
Unrecognized tax benefits	19.9	24.9
Other long-term liabilities	7.3	6.3
Contingent consideration	10.3	9.2
Long-term debt	263.4	9.3
Long-term deferred taxes	65.8	57.3
Total liabilities	475.6	209.2
Commitments and contingencies
Stockholders’ equity:
Common stock, 73.4 and 70.6 shares outstanding at March 31, 2019 and June 30, 2018 respectively	0.7	0.7
Additional paid-in capital	1,057.0	915.4
Accumulated other comprehensive loss	(5.7)	(4.1)
Retained earnings	29.8	54.1
Total Myriad Genetics, Inc. stockholders’ equity	1,081.8	966.1
Non-Controlling Interest	(0.1)	—
Total stockholders' equity	1,081.7	966.1

	Nine months ended
	March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income attributable to Myriad Genetics, Inc. stockholders	$8.8	118.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	54.6	39.3
Non-cash interest expense	0.3	0.1
Loss (gain) on disposition of assets	(0.9)	0.1
Share-based compensation expense	24.7	20.0
Deferred income taxes	3.0	(24.9)
Unrecognized tax benefits	(7.3)	2.7
Change in fair value of contingent consideration	(1.4)	(61.3)
Payment of contingent consideration	(1.5)	(20.8)
Changes in assets and liabilities:
Prepaid expenses	2.0	2.7
Trade accounts receivable	(27.0)	(14.4)
Other receivables	(0.4)	4.1
Inventory	7.4	8.9
Prepaid taxes	(3.0)	(2.7)
Accounts payable	(8.1)	(2.0)
Accrued liabilities	1.4	(2.6)
Deferred revenue	(0.4)	(0.1)
Net cash provided by operating activities	52.2	68.0
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(7.2)	(6.6)
Acquisitions, net of cash acquired	(278.5)	—
Purchases of marketable investment securities	(57.0)	(79.4)
Proceeds from maturities and sales of marketable investment securities	51.8	65.5
Net cash used in investing activities	(290.9)	(20.5)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from common stock issued under share-based compensation plans	6.5	18.2
Net proceeds from revolving credit facility	340.0	53.0

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s continued growth in our hereditary cancer business, strong volume trends with our prenatal and GeneSight tests, and our profitability; the Company’s continued advancement in product diversification; the Company’s optimism for future growth prospects given ongoing volume growth and expanding reimbursement; the implementation of the agreement with Kroger Prescription Plans to cover GeneSight testing as a medical benefit for Kroger Prescription Plans employer group clients, and the launch of a pharmacy medical management intervention in Kroger stores; the Company’s intent to file a supplementary PMA to the U.S. Food and Drug Administration for BRACAnalysis CDx as a companion diagnostic for olaparib in first-line ovarian cancer patients; the Company’s achievements discussed under the caption “Business Highlights”; the Company’s fiscal year 2019 and fiscal fourth-quarter 2019 financial guidance for revenue, GAAP diluted earnings per share, and adjusted earnings per share under the caption “Fiscal Year 2019 and Fiscal Fourth-Quarter 2019 Financial Guidance”; and the Company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are management’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described or implied in the forward-looking statements. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing molecular diagnostic tests and pharmaceutical and clinical services may decline or will not continue to increase at historical rates; risks related to the Company’s ability to successfully transition from its existing product portfolio to its new tests; risks related to changes in the governmental or private insurers’ reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests and services; the risk that the Company may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that the Company may not successfully develop new markets for its molecular diagnostic tests and pharmaceutical and clinical services, including the Company’s ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying the Company’s molecular diagnostic tests and pharmaceutical and clinical services tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating the Company’s laboratory testing facilities; risks related to public concern over the Company’s genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses or acquires; risks related to the Company’s projections about the potential market opportunity for the Company’s products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decision in the lawsuit brought against us by the Association for Molecular Pathology et al; risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; the risk that the Company will be unable to pay, when due, amounts due under the Company’s credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Statement regarding use of non-GAAP financial measures

In this press release, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP financial results to non-GAAP financial results is included in the attached schedules.

Following is a description of the adjustments made to GAAP financial measures:

•	Acquisition – amortization of intangible assets: Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights.
•	Acquisition – integration related costs: Costs related to closing and integration of acquired companies
•	Equity compensation – non-cash equity based compensation provided to Myriad employees
•	Deferred Tax impact of non-GAAP adjustments: Changes in effective tax rate based upon ASU 2016-09 and the deferred tax impact of non-deductible acquisition costs
•	Tax reform impact – The impact of tax reform legislation on deferred tax assets
•	Potential future consideration related to acquisitions: Non-cash expenses related to valuation adjustments of earn-out and milestone payments tied to recent acquisitions
•	Elevate 2020 costs: Expenses tied to Elevate 2020 program

The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Non-GAAP financial results are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP Financial Measures
for the Three and Nine months ended March 31, 2019
(Unaudited data in millions, except per share amount)
	Three Months Ended		Nine Months Ended
	Mar 31, 2019	Mar 31, 2018	Mar 31, 2019	Mar 31, 2018
Revenue	$216.6	$183.1	$635.7	$549.8
GAAP Cost of molecular diagnostic testing	40.3	36.8	126.6	110.7
GAAP Cost of pharmaceutical and clinical services	8.3	7.3	23.8	20.7
Acquisition - Integration related costs	(0.1)	—	(0.2)	—
Equity Compensation	(0.3)	(0.3)	(0.5)	(0.8)
Elevate 2020 costs	(0.2)	(0.2)	(3.7)	(0.2)
Non-GAAP COGS	$48.0	$43.6	$146.0	$130.4
Non-GAAP Gross Margin	77.8%	76.2%	77.0%	76.3%
GAAP Research and Development	$21.5	$18.5	$65.0	$53.1
Acquisition - amortization of intangible assets	(0.1)	—	(0.2)	(0.2)
Acquisition - Integration related costs	(0.1)	(0.1)	(0.7)	(0.1)
Equity compensation	(1.7)	(1.0)	(4.2)	(3.0)
Elevate 2020 costs	—	(1.0)	(2.3)	(1.2)
Non-GAAP R&D	$19.6	$16.4	$57.6	$48.6
GAAP Contingent Consideration	$—	$(1.2)	$1.4	$(61.3)
Potential future consideration related to acquisitions	—	1.2	(1.4)	61.3
Non-GAAP Contingent Consideration	$—	$—	$—	$—
GAAP Selling, General and Administrative	$140.6	$107.9	$405.7	$322.3
Acquisition - amortization of intangible assets	(15.1)	(9.2)	(43.5)	(27.4)
Acquisition - Integration related costs	(5.1)	(0.3)	(18.0)	(0.3)
Equity compensation	(7.6)	(5.3)	(20.1)	(16.1)
Elevate 2020 costs	(1.4)	(2.0)	(3.9)	(4.7)
Non-GAAP SG&A	$111.4	$91.1	$320.2	$273.8
GAAP Operating Income	$5.9	$13.8	$13.2	$104.3
Acquisition - Integration related costs	5.3	0.4	18.9	0.4
Acquisition - amortization of intangible assets	15.2	9.2	43.7	27.6
Equity compensation	9.6	6.6	24.8	19.9
Elevate 2020 costs	1.6	3.2	9.9	6.1
Potential future consideration related to acquisitions	—	(1.2)	1.4	(61.3)
Non-GAAP Operating Income	$37.6	$32.0	$111.9	$97.0
Non-GAAP Operating Margin	17%	17%	18%	18%
GAAP Net Income Attributable to Myriad Genetics, Inc. Stockholders	$6.9	$9.1	$8.8	$118.9
Acquisition - Integration related costs	5.3	0.4	18.9	0.4
Acquisition - amortization of intangible assets	15.2	9.2	43.7	27.6
Equity compensation	9.6	6.6	24.8	19.9
Elevate 2020 costs	1.6	3.2	9.9	6.1
Potential future consideration related to acquisitions	—	(1.2)	1.4	(61.3)
Tax reform impact	—	—	—	(32.6)
Deferred tax impact of non-GAAP adjustments	0.2	0.1	2.8	(0.2)
Tax effect associated with non-GAAP adjustments	(4.5)	(2.8)	(14.1)	(7.7)
Non-GAAP Net Income	$34.3	$24.6	$96.2	$71.1

GAAP Diluted EPS	$0.09	$0.13	$0.12	$1.66
Non-GAAP Diluted EPS	$0.46	$0.34	$1.26	$0.99

Diluted shares outstanding	74.9	72.4	76.4	71.7

Free Cash Flow Reconciliation
(Unaudited data in millions)
	Three Months Ended		Nine Months Ended
	Mar 31, 2019	Mar 31, 2018	Mar 31, 2019	Mar 31, 2018

GAAP cash flow from operations	$6.6	$11.5	$52.2	$68.0
Capital expenditures	(3.1)	(2.9)	(7.2)	(6.6)
Free cash flow	$3.5	$8.6	$45.0	$61.4
Elevate 2020 costs	0.6	3.2	8.7	6.0
Acquisition - Integration related costs	3.5	0.4	11.9	0.4
Cash paid for contingent consideration in operating cash flows	—	20.8	—	20.8
Tax effect associated with non-GAAP adjustments	(1.1)	(0.8)	(5.8)	(1.8)
Non-GAAP Free cash flow	$6.5	$32.2	$59.8	$86.8

Reconciliation of GAAP to Non-GAAP for Fiscal Year 2019

The Company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from guidance set forth below. Some of the factors that could affect the Company’s financial results are stated in the safe harbor statement of this press release. More information on potential factors that could affect the Company’s financial results are included under the heading "Risk Factors" contained in Item 1A in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Fiscal Year 2019
Diluted net income per share
GAAP diluted net income per share	$0.28
Stock Based Compensation Expense	0.30
Acquisition - amortization of intangible assets	0.80
Adjustments to GAAP financial measures	0.36
Non-GAAP diluted net income per share	$1.74

Fiscal Fourth-Quarter 2019
Diluted net income per share
GAAP diluted net income per share	$0.16
Stock Based Compensation Expense	0.08
Acquisition - amortization of intangible assets	0.20
Adjustments to GAAP financial measures	0.04
Non-GAAP diluted net income per share	$0.48